SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 5, 1994


                     MORTGAGE AND REALTY TRUST
             (Exact name of registrant as specified in its charter)


       Maryland                 1-6613            23-1862664
(State or other jurisdiction  (Commission      (I.R.S. Employer
of incorporation)              File Number)     Identification No.)


8380 Old York Road
Suite 300
Elkins Park, Pennsylvania                            19117-1590
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: 215/881-1525


                              N/A
(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
    On January 5, 1994, Mortgage and Realty Trust, a Maryland real estate investment trust (the "Registrant"), issued a press release announcing that as previously forecast and announced, and consistent with the Trust's ongoing restructuring negotiations, the Trust did not pay the interest on the Senior Notes that was due on December 31, 1993. In addition, the Trust did not pay any principal on its outstanding debt. A copy of the press release is attached as an exhibit hereto and is incorporated by reference in its entirety herein.



EXHIBITS

The following exhibit is filed as part of this report:

Exhibit              Exhibit
Number             Description

20                 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MORTGAGE AND REALTY TRUST,
                        a Maryland real estate investment trust

                        By:  /s/ Victor H. Schlesinger
                             Victor H. Schlesinger
                             Chairman

Date:    January 12, 1994